Exhibit 10.1

January 27, 2014

Idenix Pharmaceuticals, Inc.

320 Bent Street

Cambridge, Massachusetts 02141-2025

Ladies and Gentlemen:

Each of the undersigned (each, an “Investor” and collectively, the “Investors”) hereby confirms and agrees, severally and not jointly, with you as follows:

1. This Purchase Agreement (together with the attached schedule and annexes, the “Agreement”) is made as of the date hereof between Idenix Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and each Investor that is a signatory to this Agreement.

2. The Company has authorized the sale and issuance of up to 16,420,241 shares to the Investors (the “Offered Securities”) of common stock, par value $0.001 per share (the “Common Stock”). The offering of the Offered Securities (the “Offering”) is being made pursuant to an effective shelf registration statement on Form S-3 (SEC File No. 333-177167) and the related registration on Form S-3 filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended (together, the “Registration Statement” and the base prospectus, prospectus supplement and any free writing prospectus relating to the Offered Securities, the “Prospectus”).

3. The Company and the each Investor, severally and not jointly, agree that the Offering is being made subject to the delivery of the base prospectus relating to the Offered Securities and delivery of additional offering information, including pricing information. The Company and each Investor, severally and not jointly, agree that such Investor will purchase from the Company and the Company will issue and sell to such Investor the number of Offered Securities set forth opposite such Investor’s name on Schedule I hereto, at a purchase price of $6.50 per share, pursuant to the Terms and Conditions for Purchase of Offered Securities attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Each Investor, severally and not jointly, acknowledges that the Offering is not being underwritten. The Offered Securities will be credited to each Investor at the Closing (as defined in Annex I) using customary book-entry procedures by crediting the account of each applicable Investor’s broker pursuant to the instructions set forth on Annex II attached hereto completed by such Investor.

4. Each Investor, severally and not jointly, confirms that it has had full access to all filings made by the Company with the Securities and Exchange Commission (the “Commission”), including the Registration Statement and base prospectus relating to the Offered Securities, and the documents incorporated by reference therein, and that it was able to read, review, download and print each such filing.

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

BAUPOST PRIVATE INVESTMENTS A-1, L.L.C.

By:	Baupost Limited Partnership 1983 A-1, its sole member

	By:	The Baupost Group, L.L.C., its managing general partner

		By:	/s/ Gregory Ciongoli
Name:
Title: Partner

BAUPOST PRIVATE INVESTMENTS B-1, L.L.C.

By:	Baupost Limited Partnership 1983 B-1, its sole member

	By:	The Baupost Group, L.L.C., its managing general partner

		By:	/s/ Gregory Ciongoli
Name:
Title: Partner

BAUPOST PRIVATE INVESTMENTS C-1, L.L.C.

By:	Baupost Limited Partnership 1983 C-1, its sole member

	By:	The Baupost Group, L.L.C., its managing general partner

		By:	/s/ Gregory Ciongoli
Name:
Title: Partner

[SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT]

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

BAUPOST PRIVATE INVESTMENTS H-1, L.L.C.

By:	HB Institutional Limited Partnership, its sole member

	By:	The Baupost Group, L.L.C., its managing general partner

		By:	/s/ Gregory Ciongoli
Name:
Title: Partner

BAUPOST PRIVATE INVESTMENTS P-1, L.L.C.

By:	PB Institutional Limited Partnership, its sole member

	By:	The Baupost Group, L.L.C., its managing general partner

		By:	/s/ Gregory Ciongoli
Name:
Title: Partner

BAUPOST PRIVATE INVESTMENTS Y-1, L.L.C.

By:	YB Institutional Limited Partnership, its sole member

	By:	The Baupost Group, L.L.C., its managing general partner

		By:	/s/ Gregory Ciongoli
Name:
Title: Partner

[SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT]

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

BAUPOST PRIVATE INVESTMENTS BVI-1, L.L.C.

By:	Baupost Value Partners, L.P.-I, its sole member

	By:	The Baupost Group, L.L.C., its managing general partner

		By:	/s/ Gregory Ciongoli
Name:
Title: Partner

BAUPOST PRIVATE INVESTMENTS BVII-1, L.L.C.

By:	Baupost Value Partners, L.P.-II, its sole member

	By:	The Baupost Group, L.L.C., its managing general partner

		By:	/s/ Gregory Ciongoli
Name:
Title: Partner

BAUPOST PRIVATE INVESTMENTS BVIII-1, L.L.C.

By:	Baupost Value Partners, L.P.-III, its sole member

	By:	The Baupost Group, L.L.C., its managing general partner

		By:	/s/ Gregory Ciongoli
Name:
Title: Partner

[SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT]

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

BAUPOST PRIVATE INVESTMENTS BVIV-1, L.L.C.

By:	Baupost Value Partners, L.P.-IV, its sole member

	By:	The Baupost Group, L.L.C., its managing general partner

		By:	/s/ Gregory Ciongoli
Name:
Title: Partner

[SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT]

AGREED AND ACCEPTED:
IDENIX PHARMACEUTICALS, INC.

By:	/s/ Ronald C. Renaud, Jr.
Name: Ronald C. Renaud, Jr.
Title: President and Chief Executive Officer

[SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT]

SCHEDULE I

Investor	Address and Facsimile Number	Number of Offered Securities to be Purchased	Allocation Percentage
The Baupost Group, L.L.C. (underlying beneficial owners listed below)	10 St. James Avenue Suite 1700 Boston, MA 02116 Facsimile: 617-451-7337	16,420,241	100
Baupost Limited Partnership 1983 A-1		2,338,105	14.24
Baupost Limited Partnership 1983 B-1		986,416	6.01
Baupost Limited Partnership 1983 C-1		5,579,606	33.97
HB Institutional Limited Partnership		1,417,077	8.63
PB Institutional Limited Partnership		766,524	4.67
YB Institutional Limited Partnership		505,133	3.08
Baupost Value Partners, L.P. - I		1,386,971	8.45
Baupost Value Partners, L.P. - II		1,610,332	9.81
Baupost Value Partners, L.P. - III		666,901	4.06
Baupost Value Partners, L.P. – IV		1,163,176	7.08

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF OFFERED SECURITIES

1. Agreement to Sell and Purchase the Offered Securities. Upon the terms and subject to the conditions hereinafter set forth, at the Closing (as defined in Section 2 below), the Company will sell to each Investor, and each such Investor, severally and not jointly, will purchase from the Company, the number of Offered Securities set forth on Schedule I of this Agreement opposite such Investor’s name for the aggregate purchase price set forth therein.

2. Delivery of the Offered Securities at Closing. The completion of the purchase and sale of the Offered Securities (the “Closing”) shall take place by no later than January 31, 2014 or such other date as is mutually agreed by the Company and the Investors (the “Closing Date”) at such place as is mutually agreed by the Company and the Investors.

The Company’s obligation to issue and sell the Offered Securities at Closing to each Investor shall be subject to the accuracy in all material respects of the representations and warranties made by such Investor (except for those representations and warranties that are qualified by materiality, which shall be accurate in all respects) and the fulfillment of those covenants and undertakings of such Investor to be fulfilled at or prior to the Closing.

Each Investor’s obligation to purchase the Offered Securities to be purchased by such Investor at Closing from the Company shall be subject to:

(i) the accuracy in all material respects of the representations and warranties made by the Company (except for those representations and warranties that are qualified by materiality, which shall be accurate in all respects) and the fulfillment of those covenants and undertakings of the Company to be fulfilled at or prior to the Closing;

(ii) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or The NASDAQ Global Select Market and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in the financial markets which, in each case, in the reasonable judgment of the Investors, acting in good faith, makes it impracticable or inadvisable to purchase the Offered Securities at the Closing;

(iii) the delivery by the Company of a legal opinion from the Company’s counsel, Wilmer Cutler Pickering Hale and Dorr LLP, substantially in the form of Exhibit A attached hereto and the Prospectus; and

(iv) the Offered Securities shall have been approved for listing on the NASDAQ Global Select Market.

At the Closing, each Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Offered Securities being purchased by such Investor to the account furnished to the Investors in writing prior to the Closing.

Contemporaneously with, but upon receipt of payment by, or on behalf of each Investor, the Company shall (a) deliver the Offered Securities purchased by such Investor to such Investor through DTC directly to the account(s) of the applicable DTC Holder as set forth on Annex II.

3. Representations, Warranties and Covenants of the Company. The Company represents and warrants to each Investor as of the date hereof and the Closing Date, and agrees with each Investor, as follows:

3.1 Registration Statement and Prospectuses. The Registration Statement, Prospectus and any documents incorporated therein by reference comply with the requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the Securities Exchange Act of 1934, as amended (the “1934 Act”), as applicable. No stop order suspending the effectiveness of the Registration Statement or the use of any Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending. Neither the Registration Statement nor any amendment thereto (or any amendment or supplement thereto or documents incorporated by reference therein), at its effective time, at the time of any filing with the Commission or at the time of the Closing, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the date hereof, the Closing Date, and the time of any filing with the Commission, no Prospectus (or any amendment or supplement thereto or documents incorporated by reference therein) included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

3.2 Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement.

3.3 Authorization; Enforceability. This Agreement has been duly authorized, executed and delivered by the Company. This Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and equitable principles of general applicability. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any governmental entity is necessary or required for the performance by the Company of its obligations hereunder, except such as have been already obtained or as may be required under the 1933 Act or the requirement to file a listing application pursuant to the rules of the NASDAQ Stock Market LLC. The Offered Securities to be purchased by the Investors from the Company have been duly authorized for issuance and sale to the Investors pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be (i) duly and validly issued and fully paid and non-assessable and (ii) issued pursuant to the Registration Statement without any restrictions or limitations on transfer and without any restrictive legends such that the Offered Securities will be freely tradable on The NASDAQ Global Select Market by the Investors from and after the Closing; and the issuance of the Offered Securities (x) is not subject to the preemptive or other similar rights of any securityholder of the Company ,except as disclosed in the Prospectus, and (y) will not trigger any antidilution adjustments under any instrument of the Company. As of the date hereof, there are 134,300,241 shares of Common Stock issued and outstanding. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all listing and maintenance requirements of The NASDAQ Global Select Market.

3.4 No Integration. The Company has not and shall not effect any offer or sale of any equity or equity-related securities that would result in the transactions contemplated hereby becoming subject to stockholder approval under the rules and regulations of FINRA or The NASDAQ Global Select Market.

4. Representations, Warranties and Covenants of each Investor. Each Investor, severally and not jointly, represents and warrants to the Company as follows:

4.1 Such Investor has received the Company’s base prospectus relating to the Offered Securities. Such Investor acknowledges that such Investor has received certain additional information regarding the Offering, including pricing information (the “Offering Information”). Such Offering Information may be provided to such Investor by any means permitted under the 1933 Act, including through a prospectus supplement, a free writing prospectus and oral communications.

4.2 Such Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and this Agreement constitutes a valid and binding obligation of such Investor enforceable against such Investor in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and equitable principles of general applicability.

4.3 Such Investor understands that nothing in the Registration Statement, the base prospectus, the Offering Information and any amendments or supplements thereto, this Agreement or any other materials presented to such Investor in connection with the purchase and sale of the Offered Securities constitutes legal, tax or investment advice. Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Offered Securities.

4.4 From and after obtaining knowledge of the sale of the Offered Securities contemplated hereby, such Investor has not engaged in any purchases or sales of the securities of the Company (including, without limitation, any Short Sales (as defined in Regulation SHO) involving the Company’s securities), and has not violated its obligations of confidentiality. Such Investor covenants that it will not engage in any purchases or sales of the securities of the

Company (including Short Sales) or disclose any information about the contemplated offering (other than to its advisors that are under a legal obligation of confidentiality or as otherwise may be required by law) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.

5. Covenants and Indemnification.

5.1 Indemnification of Investors. Subject to the provisions of this Section 5.1, the Company will indemnify and hold each Investor and its directors, officers, stockholders, members, partners, employees and agents (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title), each person who controls such Investor (within the meaning of Section 15 of the 1933 Act and Section 20 of the 1934 Act), and the directors, officers, agents, members, partners or employees (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (each, a “Investor Party”) harmless from any and all losses, liabilities, claims, contingencies, damages, costs and reasonable expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations and warranties made by the Company in this Agreement; or (b) any action instituted against an Investor Party by any third party with respect to any of the transactions contemplated by this Agreement (unless such action is based upon a breach of such Investor’s representations, warranties or covenants under this Agreement or any agreements or understandings such Investor may have with any such stockholder or any violations by such Investor of state or federal securities laws or any conduct by such Investor which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party shall promptly notify the Company in writing (provided, however, that the failure to provide such notice shall not relieve the Company of its indemnification obligations hereunder, except to the extent of any material prejudice to the Company as a direct result of such failure), and the Company shall have the right to assume the defense thereof with counsel of its own choosing. Any Investor Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Investor Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Investor Party. The Company will not be liable to any Investor Party under this Agreement (A) for any settlement by an Investor Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (B) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Investor Party’s breach of any of the representations, warranties, covenants or agreements made by the Investors in this Agreement. The Company shall not enter into any settlement or compromise of any claim in the event such settlement or compromise imposes any liability or obligation on an Investor Party without such Investor Party’s prior written consent, which shall not be unreasonably withheld or delayed. To the extent any indemnification by the Company is prohibited or limited by law, the Company agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under this Section 5.1 to the fullest extent permitted by law.

5.2 Publicity; Fees and Expenses. The Company shall not disclose the name of any Investor or its affiliates in any filing, press release or otherwise without the consent of such Investor unless such disclosure is required by law, regulation or any trading market on which the Company’s securities are then listed or quoted. Except as expressly set forth herein to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

5.3 Post-Closing Disclosures. The Company shall not, and shall cause each of its officers, directors, employees and agents not to, provide any Investor with any material, nonpublic information regarding the Company from and after the filing of the Form 8-K describing this Agreement with the Commission, except pursuant to a mutually agreed upon written undertaking of confidentiality. In the event that the Company breaches the foregoing covenant, the Company agrees to comply with any applicable requirements that may, in such instance, be mandated by Regulation FD.

6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investors herein shall survive the execution of this Agreement, and the delivery to the Investors of the Offered Securities being purchased and the payment therefor.

7. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, email or by facsimile, or (B) if delivered from outside the United States, by International Federal Express email or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by a nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile, upon electronic confirmation of receipt, (v) on the date sent, if by email and on a business day (and if sent on a day that is not a business day, then on the following business day) and shall be delivered as addressed as follows: (a) if to the Company, at the office of the Company, 320 Bent Street, New Cambridge, Massachusetts 02141-2025, Facsimile: 617-995-9801, Email: Stahl.maria@idenix.com, Attention: General Counsel, with copies to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: Susan W. Murley; and (b) if to an Investor, at its address on Schedule I hereto, or at such other address or addresses as may have been furnished to the Company in writing by such Investor.

8. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investors.

9. Headings. The headings of the various sections of this Agreement have been inserted for convenience or reference only and shall not be deemed to be part of this Agreement.

10. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

12. Counterparts; Facsimile. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Facsimile and .pdf signatures shall be as effective as original signatures.

13. Successors and Assigns; Remedies. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each Investor and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

ANNEX II

IDENIX PHARMACEUTICALS, INC.

ANNEX III INVESTOR QUESTIONNAIRE

Pursuant to Annex I to the Agreement, please provide us with the following information:

1.	The exact name that your Offered Securities are to be registered in. You may use a nominee name if appropriate:

2.	The relationship between the Investor and the registered holder listed in response to item 1 above:

3.	The mailing address of the registered holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

5.	Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Offered Securities are maintained):

6.	DTC Participant Number:

7.	Name of Account at DTC Participant being credited with the Offered Securities:

8.	Account Number at DTC Participant being credited with the Offered Securities:

Exhibit A

Form of Legal Opinion